Investor Presentation December 2022 Exhibit 99.1

Non-GAAP Measures To supplement our financial results determined by U.S. generally accepted accounting principles (“GAAP”), we have included certain non-GAAP information for our business, including EBITDA, as adjusted. We believe this non-GAAP financial measure is helpful in understanding our business as it is useful to investors in allowing for greater transparency of supplemental information used by management. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Please see the “Reconciliation of GAAP to Non-GAAP Financial Measures” at the end of this presentation for a reconciliation of non-GAAP adjusted EBITDA to its most directly comparable GAAP measure. Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things, relate to the Company’s growth drivers and expected levels of our organic growth; synergies and value creation potential created by our acquisition of IRISYS, LLC (“IRISYS”) (the “Acquisition”); the impact of our investment in development and commercial initiatives; our strategic plans with respect to real estate transactions, debt repayment and contract renegotiations; financial guidance, including timing of revenues and EBITDA; our ability to manage costs and to achieve our financial goals; our ability to operate under increased leverage and associated lending covenants; our ability to pay our debt under our credit agreement and to maintain relationships with CDMO commercial partners and develop additional commercial and development partnerships. The words "anticipate", "believe", "could", "estimate", “upcoming”, "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. The forward-looking statements in this presentation are only predictions. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations, and the forward-looking statements contained herein could ultimately prove to be incorrect. Factors that could cause our actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include the risk that the purchase and sale transaction or debt refinancing may not be completed in a timely manner or at all; the effect of the announcement of the transactions on the Company’s business relationships, operating results and business generally; risks that the results of the combination of IRISYS’ business with the Company's business may not be as anticipated, risks and uncertainties associated with the ongoing economic and social consequences of the COVID-19 pandemic, inflation and global instability, including political instability, including any adverse impact on customer ordering patterns or inventory rebalancing or disruption in raw materials or supply chain; demand for our services, which depends in part on customers’ research and development and the clinical plans and market success of their products; customers' changing inventory requirements and manufacturing plans; customers’ and prospective customers’ decisions to move forward with our manufacturing services; the average profitability, or mix, of the products we manufacture; our ability to enhance existing or introduce new services in a timely manner; fluctuations in the costs, availability, and suitability of the components of the products we manufacture, including active pharmaceutical ingredients, excipients, purchased components and raw materials, or our customers facing increasing or new competition. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business or the business of IRISYS and future results presented herein along with those risks and uncertainties discussed in our filings with the Securities and Exchange Commission (the “SEC”) at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. We anticipate raising funds from real estate asset sales to reduce our outstanding debt principal. There are a number of risks and uncertainties that could impact real estate values and or our ability, if any, to successfully monetize the sale of any non-core real-estate assets including, but not limited to, market forces, economic conditions, revenue concentration, debt levels, geographic location, interest rates, results of engineering plans, geotechnical surveys, coverage density, physical characteristics of the land (e.g. rock, wetlands delineation, streams, powerlines, topography, zoning), ability to reach acceptable contractual terms and obtaining the required approvals and release(s) from our senior secured lender. Any historical or projected financial information contained in this presentation are not intended to be indicative of future financial results. The events and circumstances reflected in these forward-looking statements, may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Undue reliance should not be placed on the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors could emerge from time to time, and it is not possible for our management to predict all uncertainties that the Company may face. Forward-Looking Statements

Re-Organized, Rebranded Company Poised for Growth and Diversification Success State-of-the-Art, Newly Upgraded Facilities, Available Capacity 30+ Years of Successful Commercial Manufacturing for Multiple Global Customers Solid Base of Development and Commercial Customers Highly Experienced Management Team and Talented Workforce to Drive Future Growth Strong Regulatory Track Record Spanning Multiple Countries and Agencies NDA Ownership and Profit-Sharing Structure for Certain Drug Assets End-to-End Capabilities with Unique Expertise Solving a Wide Array of Complex Dosage Formulation & Development Challenges Investment Highlights

DEA-regulated and high potency compounds Regulatory guidance and support from concept through commercial Flexible-scale clinical and commercial manufacturing and packaging Simple to complex formulation approaches Modified Release (MR) technology Phase-appropriate analytical approaches LIPOSOMES AND NANO/ MICRO-PARTICLES PELLET/ POWDER/LIQUID FILLED CAPSULES ORAL LIQUIDS TABLETS OPHTHALMIC DROPPERS STERILE INJECTABLES TOPICALS Manufacturing Development Societal is a Leading CDMO with a Wide Array of Dosage Form Capabilities

14 Drug Candidates by Therapeutic Compound(3) Total % Outsourced(2) 28.8% 29.6% 30.4% 31.3% 32.2% 33.7% 35.7% Continued outsourced penetration as biotech and pharma sponsors recognize the value of CDMO services 6.6% 6.4% 6.1% 8.1% 2015-2021 CAGR Large and Growing CDMO Market(1) Societal’s market focus is ~50% of total CDMO market Development Phase Small Oligos Large ADCs Others Total Phase 1 1,458 66 1,076 47 459 3,106 Phase 2 1,560 83 1,057 29 496 3,225 Phase 3 506 21 355 6 114 1,002 Registration 203 4 119 -- 70 396 Launched 2,114 12 1,182 6 550 3,864 Total 5,841 186 3,789 88 1,689 11,593 5 We Expect CDMO Market Tailwinds To Remain Strong Despite Current Market Conditions Source: William Blair Equity Research. Drug product outsourced market. Source: QuintilesIMS / IQVIA

Market Segmentation & Corporate Identity Differentiated Sales Strategies Geographical Advantage Improved Brand and Identity Capabilities Optimization & Expansion Existing Capabilities Organizational Structure Expanded Capabilities Client Experience & Trust Client Experience Trusted, Phase Appropriate Quality System Regulatory Advantage Employee Experience & Culture Inspiring Culture Supportive Environment Employee Branding Financial Strength Planned Debt Reduction / Restructure Cash Management Investor Relations Summary: Elements of 1-3 Year Strategic Plan The Company’s Strategic Plan is broken into five categories, each with three sub-categories:

Market Segmentation & Corporate Identity Capabilities Optimization & Expansion High potency suite generating revenues Injectables (vials) line, lyophilizer generating revenues Packaging/labeling contract(s) awarded, sales increasing Client Experience & Trust Multi-level contact approach with clients generating deeper relationships New sales and proposal writing processes well-received by client base Employee Experience & Culture Created unified set of cultural values New employee appreciation and recognition programs In-house talent acquisition, desirable culture resulting in successful recruiting wins Financial Strength Planning to reduce debt by ~70%, which has potential to result in significant cash interest savings Frequent, transparent and meaningful interactions with investors Good momentum with growing sales pipeline More focused management of legacy programs Successful company rebranding Executing on the Strategic Plan The Company has been delivering on each of the five categories as follows:

Differentiated Sales Strategies: Deploy unique sales and marketing strategies based on each market segment we are serving: Legacy oral solid dose products including those with profit sharing economics (e.g. Verapamil, Ritalin). Commercial OSD CDMO. Tech transfer and Second Source opportunities, which generally could be: 1) Branded, commercial oral solid dose products being on-shored to the US or for which Societal can serve as a second source provider. 2) Oral solid dose late life cycle and generic products which can be manufactured profitably due to their complexity or volumes and/or occupy currently idle capacity. Legacy Products. Legacy Products Early Development CDMO. Commercial OSD CDMO Novel, innovator-developed small molecule products of multiple dosage forms. Early Development CDMO. 8 Market Segmentation

Expanding Base of Commercial Customers

Societal Commercial Customers

- Strong commercial customer base stabilizes business and helps minimize fluctuations in revenues
  - Long-term relationships (20+ years) with key commercial partners and fully contracted through 2023 at the earliest, 2025 at the far end
- Commercial customer forecasts (generally 12-to-24-month projections) with binding purchase orders typically for first three months, provides demand visibility and helps optimize supply chain execution

Lannett

- Verapamil PM/Verelan™ SR/PM
- Societal owns NDA and DMF
- In event of termination, Societal can switch distributors within a few months
- Branded & authorized generic sustained release capsules
- Complex formulation and manufacturing – proprietary know-how
- Exclusive sole supplier
- Mature single player market

NOVARTIS / SANDOZ A Novartis Division / InfectoPharm Knowledge is Health

- Ritalin LA ™/Focalin XR
- Societal owns DMF
- Branded & authorized generic sustained release capsules – sold US/OUS
- Complex formulation and manufacturing
- Exclusive sole supplier
- Mature multi-player market
- Regulatory & tech transfer risk and cost given Societal quality track record and lifecycle of product teva

- Verapamil SR
- Societal owns NDA and DMF
- Authorized generic sustained release capsules, including an exclusive dosage form
- Complex formulation and manufacturing–proprietary 'know-how'
- Exclusive sole supplier
- Mature two player market – Teva maintains ~70% market share

ADVANZ PHARMA



Donnatal® Elixir
Donnatal®

- Donnatal® Elixir and Tablets
- Exclusive sole supplier, 5yr agreement through beginning of 2025
- 4 API's and multi-step manufacturing process
- Annual minimum purchase requirements

Tech Transfers in Process

Otsuka

- Branded Commercial Product Tech Transfer
- Exclusive U.S. based Manufacturer
- Long term Contractual Master Services & Supply Agreement
- Annual minimum purchase requirements

VIATRIS

- Unnamed Oral Solid Dose Tech Transfer & two development programs

NOVARTIS

- Ritalin® IR tablets

End-to-end solutions for customers from early-stage development to scaled commercial production

SOCIETAL™ CDMO BRINGING SCIENCE TO SOCIETY™
9

Size of Icon Represents 2018 Revenue Value $1 million >$15 million $0.5 million Teva Novartis Clinical Color Key Shape Key Gainesville, GA Oral Solid Dose (OSD) Near Commercial Commercial Mature Commercial Supply Lannett Pernix 10 Product Portfolio pre-CDMO launch – 2018 Revenue(1) For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results.

Size of Icon Represents Relative Revenue Value $1 million >$15 million $0.5 million Not Risk Adj for Clinical Attrition Clinical Color Key Shape Key Gainesville, GA Sterile Injectable Oral Solid Dose (OSD) Other Dosage Form (ADF) San Diego, CA Near Commercial Commercial Mature Commercial Supply Note: Dotted out-lined shapes represent business signed in late 2022 which will result in minimal revenue in 2022. Therefore, the shape size does not represent actual value in 2022 11 (1) Includes new business projects signed as of November 2022 Portfolio Expansion/Concentration Risk Improvement (1) For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results.

Size of Icon Represents Future Revenue Value $1 million >$15 million $0.5 million Not Risk Adj for Clinical Attrition Clinical Gainesville, GA San Diego, CA Near Commercial Commercial Mature 12 Color Key Shape Key Sterile Injectable Oral Solid Dose (OSD) Other Dosage Form (ADF) Commercial Supply Theoretical Evolution of Current Portfolio Over Time For illustrative purposes only, information presented is not risk and probability adjusted, and the actual growth of the product may vary significantly. The graph does not assume new customer additions or clinical attrition. The information provided is illustrative only, the growth cycle may not be achieved and there is continued uncertainty relating to any guidance contained herein. There can be no assurance that such results will occur or that such results will be materially different from actual results.

Size of Icon Illustrates Relative Revenue(1) Value Pre/Early Development Phase 1 Phase 2 Phase 3/ Registration Tech Transfer 2 OSD 4 OSD 1 Sterile 1 OSD 1 OSD 1 OSD 1 OSD 3 OSD 6 Sterile 3 ADF 1 ADF 1 ADF 1 OSD 1 OSD 1 OSD 2 OSD 1 OSD 2 Sterile 9 ADF 1 ADF 3 OSD 1 ADF 2 Sterile Color Key Shape Key Gainesville, GA Sterile Injectable Oral Solid Dose (OSD) Other Dosage Form (ADF) San Diego, CA Commercial Supply Clinical Phase Near Commercial 1 OSD 1 Sterile 1 Sterile 1 OSD 1 OSD 1 OSD 1 OSD 1 OSD 1 ADF 1 OSD 1 OSD 1 Sterile 1 OSD 1 Sterile 1 Sterile 1 Sterile 1 OSD 13 New Business is Spread Across Full Spectrum of Drug Development Includes new business projects signed as of November 2022. Note: Dotted out-lined shapes represent business signed in late 2022 which will result in minimal revenue in 2022. Therefore, the shape size does not represent actual value in 2022

Societal As Reported Revenue 140% 58% 10% 2% 93%:7% 84%:16% 78%:22% Comm. Rev $ to Dev Rev $ 12% Because commercial revenue is approximately 70%-80% of total revenue, to achieve mid to high single digit growth rates, our development revenue has grown at a much higher rate. 17% 14 Diversifying Revenue Concentration

State-of-the-Art Facilities

Development | **Commercial**

Societal™ CDMO – San Diego



- Located in San Diego, CA
- Size: 24,500 ft^2
- ~65 FTEs
- Opened 2014
- Current capacity (single shift): ~30-40%[1]
- State of the art facility, FDA and FDB (CA) inspected

San Diego performs development work, focusing on Advanced Dosage Forms – Development Services (aseptic fill / finish, inhalation, etc.)

California is the #1 state for life sciences VC investment[2]

Societal™ CDMO – Chestnut Facility



- Located in Gainesville, GA
- Size: 24,000 ft^2
- ~30 FTEs
- Opened 2018
- Current capacity (single shift): ~30-40%
- Leased through 2025 with renewal options

Chestnut performs development and cGMP (pre-commercial) development manufacturing "work before tech transfer to Gould site. High potency commercial production remains at Chestnut

Societal™ CDMO – Gould Facility



- Located in Gainesville, GA
- Size: 97,000 ft^2 on ~150 acres
- ~170 FTEs
- Opened ~1985
- Current capacity (single shift): ~60%
- Facility and site fully owned

Significant experience transitioning projects from late-phase development to robust, long-term commercial production

(1) Excludes new vial filler and lyophilizer services
(2) Source: California Life Science Association and PWC's California Life Sciences Report 2020

SOCIETAL™ CDMO | BRINGING SCIENCE TO SOCIETY™

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Anticipated Plan to Repay Athyrium Debt

Athyrium debt reduction


($ in millions)
$120
100
80
60
40
20
0
Maturing December 2023
Following completion of this offering
$100
$37(1)
$37(2)
$26(3)
$0
$100m Athyrium debt reduction
Current Athyrium balance
Sale-leaseback
New Term Loan
Equity proceeds
New Athyrium balance

Step 1: New Term Loan A (TLA), Equity follow-on and Sale-Leaseback transaction will close concurrently and proceeds will be used to repay existing Athyrium debt and pay fees & expenses

Step 2: Land proceeds & Cash will be used to pay down TLA by ~$10mm (mandatory repayment)

– $9mm in proceeds from sale of land adjacent to Gainesville facility is under contract and currently expected to close H2'23

- Other debt consists of an unsecured note to a former equity holder of IriSys that matures Aug'24

(1) Estimated $37m in proceeds, net of escrow and fees
(2) Estimated $37m in gross proceeds which can be reduced if equity proceeds increase
(3) Estimated $33m in proceeds, net of underwriting and other fees. Estimated $26m used to repay debt principal and associated costs to accomplish the capital structure refinancing illustrated above

SOCIETAL™ CDMO | BRINGING SCIENCE TO SOCIETY™

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Anticipated Impact of Capital Refinancing Transactions

Transactions strengthen the Company's Financial Position by reducing debt ~70%, improving leverage Ratio by ~5 EBITDA turns and reducing interest burden by ~$6.2m or ~52%

Sources & Uses*

Step 1 - Equity Raise & Sale Lease Back (Est. Q4'22)

Sources		Uses	
Sale-Leaseback Proceeds [1]	$37.0	Repayment of Existing Debt	$100.0
Common Equity Raise Proceeds [2]	28.5	Other [4]	$7.0
Preferred Equity Raise Proceeds [2]	4.6		
New Term Loan [3]	36.9		
Total Sources	**$107.0**	**Total Uses**	**$107.0**

Step 2 - Sale of Land (Est. H2'23)

Sources		Uses	
Sale of Land	$9.1	Repayment of New Term Loan	$10.0
Balance Sheet Cash	$0.9		
Total Sources	**$10.0**	**Total Uses**	**$10.0**

Pro-Forma Capitalization*

	09/30/22	Δ	Pro Forma Step 1	Δ	Pro Forma Step 2
Cash and Cash Equvialents	$11.6	-	$11.6	($0.9)	$10.7
New Term Loan		36.9	36.9	(10.0)	26.9
Existing Debt	100.0	(100.0)	-	-	-
Other Debt	4.4	-	4.4	-	4.4
Total Debt	**$104.4**	**-**	**$41.3**	**-**	**$31.3**
Net Debt	**$92.8**	**-**	**$29.7**	**-**	**$20.6**
Total Debt / LTM EBITDA	**7.4x**		**2.9x**		**2.2x**
Net Debt / LTM EBITDA	**6.6x**		**2.1x**		**1.5x**
LTM EBITDA (09/30/22)	**$14.1**	**-**	**$14.1**	**-**	**$14.1**
Sale-Leaseback Rent (SLBR)	-	(3.5)	(3.5)	-	(3.5)
Total Debt / LTM EBITDA - SLBR	**7.4x**		**3.9x**		**3.0x**
Net Debt / LTM EBITDA - SLBR	**6.6x**		**2.8x**		**1.9x**
LTM EBITDA - SLBR (09/30/22)	**$14.1**	**(3.5)**	**$10.6**	**-**	**$10.6**
Annual Interest burden**	**$12.0**	**($5.2)**	**$6.8**	**($1.0)**	**$5.8**

(1) Estimated $37m in proceeds, ne t of escrow and fees
(2) Estimated $33m in proceeds, net of underwriting and other fees
(3) Estimated $37m in gross proceeds
(4) Transaction fees, working capital, and general corporate purposes

Note: * based on management projections and subject to negotiation and execution of definitive transaction agreements
** based on current interest rates and includes ~$3.5m of lease payments

SOCIETAL CDMO | BRINGING SCIENCE TO SOCIETY™

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Entered into Real Estate Sales and Purchase Agreement Expected to Generate Proceeds of More than $9 Million Signed Highest Number of New Business Agreements for any Quarter in Company’s CDMO History Executed Favorable Amendment to Agreement with Lannett; Provides Improved Overall Economics to Societal 18 Other Highlights

To supplement the company’s financial results determined by U.S. generally accepted accounting principles (“GAAP”), the company has disclosed in the tables below the following non-GAAP information about EBITDA, as adjusted. EBITDA, as adjusted, is net income or loss as determined under GAAP excluding interest, depreciation, amortization, non-cash stock-based compensation, charges related to reductions in force and costs related to the acquisition and integration of IriSys, as well as the impact of Accounting Standards Update 2014-09 in order to remove the impact of the timing of revenue recognized from profit-sharing arrangements upon transfer of control of the product, which more closely aligns revenue with expected cash receipt. The company believes that non-GAAP financial measures are helpful in understanding its business as it is useful to investors in allowing for greater transparency of supplemental information used by management. EBITDA, as adjusted, is used by investors, as well as management in assessing the company’s performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared. To exclude the impact of Accounting Standards Update 2014-09, "Revenue Recognition," related to non-cash changes in its contract asset. Costs related to the acquisition and integration of IriSys. LTM September 30, 2022   Twelve months ended September 30, (amounts in millions) 2022   Net loss (GAAP) $ (13.1) Interest expense   13.8   Depreciation   7.2   Amortization of intangible assets   0.9   Stock-based compensation   4.3   Revenue recognition (a)   (0.5) Deal and integration costs (b)   1.5   EBITDA, as adjusted $ 14.1   19 Reconciliation of Non-GAAP Financial Measures (Unaudited)